STATE STREET RESEARCH


INVESTMENT TRUST

ANNUAL REPORT
December 31, 1997





WHAT'S INSIDE

From the Chairman

An exciting year to be an investor


Portfolio Manager's Review

A focus on quality
aids performance

Fund Information

Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                                [Graphic Omitted]


                                 For Excellence
                                       in
                               Shareholder Service

FROM THE CHAIRMAN

[Photo of Ralph J. Verni]

DEAR SHAREHOLDER:

In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in nearly 30 years. Even severe economic problems in Southeast Asia, which brought stocks down sharply in October, failed to dampen investor enthusiasm for very long. However, it reminded us that stock markets can go down as well as up.

STOCKS

Although the U.S. stock market lost ground in October, it posted an unprecedented third consecutive year gain of 20%+. For the 12 months ended December 31, 1997, the S&P 500, a broad measure of common stock performance, was up 33.35%.(1) The stocks of large, established consumer companies led the market during the first half of the year. However, investors began to seek out less expensive small- and medium- sized companies in the third quarter. The turmoil in Asia was enough to unsettle investors, and once again they sought out large blue chip companies late in the year.

Outside the U.S., Southeast Asian stock markets, which began to show signs of weakness late in the summer, took a beating in October and continued to struggle as the year ended. In Japan, stocks were held back by a weak economy and high-profile bankruptcies among financial companies. In Europe and Great Britain, business was upbeat, but stock returns were generally disappointing to American investors because of exchange rates.

BONDS

Bonds lagged stocks for most of the year but positive economic news and low interest rates ignited a bond market rally late in the year. In fact, the Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, actually outperformed the S&P 500, 2.94%(1) versus 2.87% in the fourth quarter.

LOOKING FORWARD

While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive for 1998. It may not be realistic to expect stocks to deliver another year of double digit returns. However, inflation remains low, and there are few reasons for the Federal Reserve to raise interest rates. The big question is whether companies can continue to increase their profits. Even slower profit growth may dampen investor enthusiasm.

In closing, I'd like to remind you of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1998, Service Center representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research.

Sincerely,

/s/Ralph F. Verni
Ralph F. Verni
Chairman

December 31, 1997


                                         PLEASE NOTE THAT THE DISCUSSION
                                         THROUGHOUT THIS SHAREHOLDER REPORT IS
                                         DATED AS INDICATED AND, BECAUSE OF
                                         POSSIBLE CHANGES IN VIEWPOINT, DATA
                                         AND TRANSACTIONS, SHOULD NOT BE RELIED
                                         UPON AS BEING CURRENT THEREAFTER.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely traded common stocks. The Lehman Brothers Aggregate Bond Index is a market- value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) +27.80% for Class B shares; +27.93% for Class C shares; +29.08% for Class S shares.

(3) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Trust will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. During the periods prior to 1990 that shares of the Trust were not offered to the general public, the Trust was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Trust's current continuous public offering. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable.

(6) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.






-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1997)
-------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON DECEMBER 31, 1987(3)
(Class A shares, at maximum applicable sales charge)

[PLOT POINTS TO COME]

SEC AVERAGE ANNUAL COMPOUND
Rates of Return
(at maximum applicable sales charge)(4)(5)(6)
-------------------------------------------------------------------
                           10 YEARS         5 YEARS         1 YEAR
-------------------------------------------------------------------
Class A                     +15.18%         +15.91%         +23.11%
-------------------------------------------------------------------
Class B                     +15.31%         +15.96%         +22.80%
-------------------------------------------------------------------
Class C                     +15.32%         +16.19%         +26.93%
-------------------------------------------------------------------
Class S                     +15.86%         +17.29%         +29.08%
-------------------------------------------------------------------

AVERAGE ANNUAL RETURNS
(do not reflect sales charge)(4)(6)
-------------------------------------------------------------------
                           10 YEARS         5 YEARS         1 YEAR
-------------------------------------------------------------------
Class A                     +15.71%         +16.98%         +28.91%
-------------------------------------------------------------------
Class B                     +15.31%         +16.18%         +27.80%
-------------------------------------------------------------------
Class C                     +15.32%         +16.19%         +27.93%
-------------------------------------------------------------------
Class S                     +15.86%         +17.29%         +29.08%
-------------------------------------------------------------------

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

RETAIL TRADE             10.5%
BANK                      9.3%
DRUGS                     7.6%
OIL                       7.5%
INSURANCE                 6.9%

PORTFOLIO MANAGER'S REVIEW

A focus on quality aids performance

  [Picture Omitted
    John Wilson]
  Portfolio Manager

We spoke with John Wilson, portfolio manager of State Street Research Investment Trust, about the year ended December 31, 1997 and his views on the period ahead.

Q: HOW DID THE TRUST PERFORM LAST YEAR?

A: It was a good year for the Trust. Class A shares gained 28.91% [without sales charge](2) for the 12 months ended December 31, 1997. The Trust outperformed the average growth and income fund, which gained 27.14%, according to Lipper Analytical Services. However, it fell short of the S&P 500 Index, a broad measure of common stock performance, which gained 33.35% over the same period.

Q: WHAT ACCOUNTED FOR THE TRUST'S STRONG PERFORMANCE?

A: A combination of factors. Better-than-expected earnings drove up prices on many of the Trust's largest stock positions, such as BankAmerica and General Electric. The Trust's bias for high quality stocks benefitted it during a very volatile market climate in 1997. Strong Trust areas included pharmaceuticals, consumer staples and technology. Concern over Asia caused us to cut back on technology investments and add to utilities, both of which helped performance. We took profits and managed to avoid some of the downdraft that occurred as a result of weakness in Southeast Asia. Finally, we owned a good selection of financial stocks, which performed well as interest rates declined throughout 1997.

Q: WERE THERE ANY DISAPPOINTMENTS ALONG THE WAY?

A: The fourth quarter was a challenge as investors wrestled with the implications of the Asian crisis. Although we reduced our exposure to energy stocks, which was a favorable move, we tended to own some of the more volatile energy stocks such as Oryx, which hurt performance. And although we added utility investments, we remained underweighted to the index. This sector performed well as investors sought refuge from Southeast Asian earnings concerns in the fourth quarter.

Q: WHAT DOES IT MEAN TO BE OVERWEIGHTED OR UNDERWEIGHTED?

A: It means that the portfolio owns a relatively larger or smaller percentage of an industry group than is represented in the index used for comparing performance. For example, if utility stocks account for 10% of the S&P 500 Index, and we own 8%, we are underweighted.

Q: WHEN YOU REDUCED THE TRUST'S TECHNOLOGY INVESTMENTS, WHERE DID YOU REINVEST THE PROCEEDS?

A: We bought a lot of high-quality stocks in businesses with relatively reliable revenues. For example, we invested in retail drugstores such as CVS and Rite Aid. We also bought stock in food retailers like Safeway and added to pharmaceuticals, including Warner-Lambert. Both groups performed well last year, and we have confidence in their potential as we face the mature stages of this business cycle.

Q: WHAT IS YOUR OUTLOOK FOR THE TRUST?

A: I believe the environment is more volatile than it has been in some time. Overall profit growth is slowing down, and the situation in Southeast Asia adds another layer of complexity. As a result, we will continue to focus on high-quality stocks where we have a relatively high level of confidence about profitability. We will continue to look for companies with strong market presence and strong competitive advantage. Because we think investors may continue to put a premium on consistency and stability, we're inclined to emphasize the same in the portfolio. You might say, "Boring is beautiful."



                                              December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Stock Positions
(by percentage of net assets)

 1 GENERAL ELECTRIC Electrical equipment               3.2%
 2 TYCO Diversified manufacturer                       3.0%
 3 E.I. DU PONT DE NEMOURS Chemical company            2.4%
 4 BANKAMERICA National Bank                           2.3%
 5 ROHM & HAAS Chemical company                        2.2%
 6 PHILIP MORRIS Consumer products                     2.1%
 7 ACE Insurance                                       2.0%
 8 TIME WARNER Media and entertainment                 2.0%
 9 BANC ONE Banking                                    1.9%
10 BELL ATLANTIC Telecommunications                    1.9%


These securities represent an aggregate of 23.0% of the portfolio. Because of active management, there is no guarantee that the Trust currently invests, or will continue to invest, in the securities listed in this table or in the text above.

BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 1997 through December 31, 1997)

BEST /\
-------------------------------------------------------------------------------
SCHLUMBERGER
     Strong demand for oil field services through the third quarter.
COMPAQ COMPUTER
     Strong PC demand leading to rising earnings estimate.
BANKAMERICA
     Strong earnings growth and prospectus.
WORST \/
-------------------------------------------------------------------------------
COLUMBIA/HCA
     Concerns over government investigations.
PACIFICARE
     Reduced earnings outlook.
BRITISH STEEL
     Steel outlook weak due to Asian situation.

                     STATE STREET RESEARCH INVESTMENT TRUST
--------------------------------------------------------------------------------
                              INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                 Value
                                                                 Shares        (Note 1)
--------------------------------------------------------------------------------------------
COMMON STOCKS 94.9%
BASIC INDUSTRIES 14.6%
CHEMICAL 5.0%
E.I. Du Pont De Nemours & Co. .............................       749,800    $  45,034,862
Monsanto Co. ..............................................       175,400        7,366,800
Rohm & Haas Co. ...........................................       425,200       40,712,900
                                                                             -------------
                                                                                93,114,562
                                                                             -------------
ELECTRICAL EQUIPMENT 3.2%
General Electric Co. ......................................       798,700       58,604,613
                                                                             -------------
FOREST PRODUCT 2.5%
Fort James Corp. ..........................................       482,800       18,467,100
IKON Office Solutions Inc. ................................       306,300        8,614,688
Weyerhaeuser Co. ..........................................       382,200       18,751,687
                                                                             -------------
                                                                                45,833,475
                                                                             -------------
MACHINERY 3.0%
Tyco International Ltd. ...................................     1,227,600       55,318,725
                                                                             -------------
METAL & MINING 0.9%
British Steel PLC ADR .....................................       695,600       14,911,925
Ispat International NV Cl. A* .............................        98,400        2,127,900
                                                                             -------------
                                                                                17,039,825
                                                                             -------------
Total Basic Industries ....................................                    269,911,200
                                                                             -------------
CONSUMER CYCLICAL 18.4%
AUTOMOTIVE 1.9%
General Motors Corp. ......................................       294,300       17,841,937
Renault SA* ...............................................       622,100       17,507,305
                                                                             -------------
                                                                                35,349,242
                                                                             -------------
RECREATION 6.0%
CBS Corp. .................................................       574,200       16,903,013
Time Warner Inc. ..........................................       585,200       36,282,400
US West Inc.* .............................................     1,024,800       29,591,100
Viacom Inc. Cl. B* ........................................       213,500        8,846,906
Walt Disney Co. ...........................................       185,532       18,379,264
                                                                             -------------
                                                                               110,002,683
                                                                             -------------
RETAIL TRADE 10.5%
Cendant Corp.* ............................................       318,891       10,961,891
CVS Corp. .................................................       421,200       26,983,125
Dayton Hudson Corp. .......................................       392,900       26,520,750
Home Depot Inc. ...........................................       337,600       19,876,200
Kroger Co.* ...............................................       876,000       32,357,250
Rite Aid Corp. ............................................       487,600       28,616,025
Safeway Inc.* .............................................       381,300       24,117,225
Toys "R" Us Inc.* .........................................       784,600       24,665,862
                                                                             -------------
                                                                               194,098,328
                                                                             -------------
Total Consumer Cyclical ...................................                    339,450,253
                                                                             -------------
CONSUMER STAPLE 19.6%
BUSINESS SERVICE 2.4%
Browning-Ferris Industries Inc. ...........................       362,200       13,401,400
HBO & Co. .................................................       204,200        9,801,600
Interpublic Group of Companies, Inc. ......................       428,850       21,362,091
                                                                             -------------
                                                                                44,565,091
                                                                             -------------
DRUG 7.6%
American Home Products Corp. ..............................       201,000       15,376,500
Bristol-Myers Squibb Co. ..................................       368,800       34,897,700
Eli Lilly & Co. ...........................................        83,712        5,828,448
Novartis AG ADR ...........................................       255,797       20,782,227
Pfizer Inc. ...............................................       280,700       20,929,694
Schering-Plough Corp. .....................................       280,800       17,444,700
Warner-Lambert Co. ........................................       208,700       25,878,800
                                                                             -------------
                                                                               141,138,069
                                                                             -------------
FOOD & BEVERAGE 3.3%
Coca-Cola Co. .............................................       187,000       12,458,875
General Mills Inc. ........................................       276,100       19,775,662
H.J. Heinz Co. ............................................       555,600       28,231,425
                                                                             -------------
                                                                                60,465,962
                                                                             -------------
HOSPITAL SUPPLY 2.0%
Boston Scientific Corp.* ..................................       167,500        7,684,063
Guidant Corp. .............................................       124,000        7,719,000
Johnson & Johnson .........................................       318,300       20,968,012
                                                                             -------------
                                                                                36,371,075
                                                                             -------------
PERSONAL CARE 2.2%
Gillette Co. ..............................................       214,100       21,503,669
Procter & Gamble Co. ......................................       242,800       19,378,475
                                                                             -------------
                                                                                40,882,144
                                                                             -------------
TOBACCO 2.1%
Philip Morris Companies, Inc. .............................       841,900       38,148,594
                                                                             -------------
Total Consumer Staple .....................................                    361,570,935
                                                                             -------------
ENERGY 8.2%
OIL 7.6%
ENI SPA ADR ...............................................       170,800        9,746,275
Exxon Corp. ...............................................       264,700       16,196,331
Oryx Energy Co.* ..........................................       605,200       15,432,600
Seagull Energy Corp.* .....................................       809,800       16,702,125
Shell Transport & Trading PLC .............................       724,200       31,683,750
Total SA Cl. B ADR ........................................       557,608       30,947,244
Unocal Corp. ..............................................       479,200       18,598,950
                                                                             -------------
                                                                               139,307,275
                                                                             -------------
OIL SERVICE 0.6%
Schlumberger Ltd. .........................................       144,724       11,650,282
                                                                             -------------
Total Energy ..............................................                    150,957,557
                                                                             -------------
FINANCE 16.2%
BANK 9.3%
Banc One Corp. ............................................       647,600       35,172,775
BankAmerica Corp. .........................................       576,000       42,048,000
Chase Manhattan Corp. .....................................       158,300       17,333,850
H.F. Ahmanson & Co. .......................................       501,700       33,582,544
NationsBank Corp. .........................................       483,700       29,415,006
Washington Mutual Inc. ....................................       206,000       13,145,375
                                                                             -------------
                                                                               170,697,550
                                                                             -------------
INSURANCE 6.9%
Ace Ltd. ..................................................       376,200       36,303,300
American General Corp. ....................................       423,642       22,903,146
General Re Corp. ..........................................       112,200       23,786,400
Saint Paul Companies, Inc. ................................       194,100       15,928,331
Travelers Group Inc. ......................................       544,200       29,318,775
                                                                             -------------
                                                                               128,239,952
                                                                             -------------
Total Finance .............................................                    298,937,502
                                                                             -------------
SCIENCE & TECHNOLOGY 12.0%
AEROSPACE 2.4%
Boeing Co. ................................................       531,200    $  25,995,600
Raytheon Co. Cl. A ........................................        18,768          925,473
Raytheon Co. Cl. B ........................................       350,800       17,715,400
                                                                             -------------
                                                                                44,636,473
                                                                             -------------
COMPUTER SOFTWARE & SERVICE 2.0%
Cisco Systems Inc.* .......................................       294,000       16,390,500
Microsoft Corp.* ..........................................       160,600       20,757,550
                                                                             -------------
                                                                                37,148,050
                                                                             -------------
ELECTRONIC COMPONENTS 1.4%
Analog Devices Inc.* ......................................       203,300        5,628,869
Intel Corp. ...............................................       167,200       11,745,800
Texas Instruments Inc. ....................................       168,000        7,560,000
                                                                             -------------
                                                                                24,934,669
                                                                             -------------
ELECTRONIC EQUIPMENT 2.0%
L.M. Ericsson Telephone Co. ADR Cl. B .....................       276,640       10,322,130
Lucent Technologies Inc. ..................................       225,700       18,027,788
Teradyne Inc.* ............................................       284,100        9,091,200
                                                                             -------------
                                                                                37,441,118
                                                                             -------------
OFFICE EQUIPMENT 4.2%
Compaq Computer Corp. .....................................       319,800       18,048,713
Hewlett-Packard Co. .......................................       264,000       16,500,000
International Business Machines Corp. .....................       216,900       22,679,606
Xerox Corp. ...............................................       269,000       19,855,562
                                                                             -------------
                                                                                77,083,881
                                                                             -------------
Total Science & Technology ................................                    221,244,191
                                                                             -------------
UTILITY 5.9%
ELECTRIC 2.4%
FPL Group Inc. ............................................       321,100       19,005,106
Texas Utilities Co. .......................................       631,200       26,234,250
                                                                             -------------
                                                                                45,239,356
                                                                             -------------
TELEPHONE 3.5%
Bell Atlantic Corp. .......................................       386,500       35,171,500
WorldCom Inc.* ............................................       945,000       28,586,250
                                                                             -------------
                                                                                63,757,750
                                                                             -------------
Total Utility .............................................                    108,997,106
                                                                             -------------
Total Common Stocks (Cost $1,194,510,262) .................                  1,751,068,744
                                                                             -------------
SHORT-TERM INVESTMENTS 4.0%
Navigator Securities Lending Prime Portfolio ..............    74,267,129       74,267,129
                                                                             -------------
Total Short-Term Investments (Cost $74,267,129) ...........                     74,267,129
                                                                             -------------

------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL             MATURITY                 VALUE
                                                        AMOUNT                DATE                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 6.2%
American Express Credit Corp., 5.83% ............     $  11,279,000           1/06/1998          $     11,279,000
American Express Credit Corp., 5.75% ............           315,000           1/13/1998                   315,000
Beneficial Corp., 5.86% .........................         6,344,000           1/06/1998                 6,344,000
Chevron USA Inc., 5.58% .........................        24,000,000           1/14/1998                24,000,000
Commercial Credit Co., 5.95% ....................         5,773,000           1/09/1998                 5,773,000
Deere & Co., 5.75% ..............................         9,685,000           1/13/1998                 9,685,000
General Electric Capital Corp., 6.08% ...........         9,794,000           1/05/1998                 9,794,000
Household Finance Corp., 6.10% ..................        31,742,000           1/09/1998                31,742,000
John Deere Capital Corp., 5.83% .................        15,148,000           1/06/1998                15,148,000
                                                                                                 ----------------
Total Commercial Paper (Cost $114,080,000) ............................................               114,080,000
                                                                                                 ----------------
Total Investments (Cost $1,382,857,391) - 105.1% ......................................             1,939,415,873
Cash and Other Assets, Less Liabilities - (5.1%) ......................................               (93,523,239)
                                                                                                 ----------------
Net Assets - 100.0% ...................................................................          $  1,845,892,634
                                                                                                 ================
Federal Income Tax Information:
At December 31, 1997, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $1,381,382,083 was as follows: Aggregate gross unrealized appreciation for all investments in which there is an excess
of value over tax cost ................................................................          $    578,494,539
Aggregate gross unrealized depreciation for all investments in which there is an excess
of tax cost over value ................................................................               (20,460,749)
                                                                                                 ----------------
                                                                                                 $    558,033,790
                                                                                                 ================
------------------------------------------------------------------------------------------------------------------
* Non-income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

ASSETS
Investments, at value (Cost $1,382,857,391)
 (Note 1) ............................................. $ 1,939,415,873
Cash ..................................................             159
Receivable for securities sold ........................       6,386,223
Dividends and interest receivable .....................       2,615,960
Receivable for fund shares sold .......................       1,889,330
Other assets ..........................................          18,145
                                                        ---------------
                                                          1,950,325,690
LIABILITIES
Payable for collateral received on securities loaned         74,267,129
Payable for securities purchased ......................      20,184,613
Payable for fund shares redeemed ......................       6,789,588
Accrued management fee (Note 2) .......................       1,918,339
Accrued distribution and service fees (Note 4) ........         585,075
Accrued transfer agent and shareholder services
  (Note 2) ............................................         449,888
Accrued trustees' fees (Note 2) .......................           9,464
Other accrued expenses ................................         228,960
                                                        ---------------
                                                            104,433,056
                                                        ---------------
Net Assets ............................................ $ 1,845,892,634
                                                        ===============
Net Assets consist of:
  Unrealized appreciation of investments .............. $   556,558,482
  Accumulated net realized gain .......................      39,632,205
  Paid-in capital .....................................   1,249,701,947
                                                        ---------------
                                                        $ 1,845,892,634
                                                        ===============
Net Asset Value and redemption price per share
 of Class A shares ($367,759,039/35,337,294 shares) ...          $10.41
                                                                 ======
Maximum Offering Price per share of Class
 shares ($10.41/.955) .................................          $10.90
                                                                 ======
Net Asset Value and offering price per share of
  Class B shares ($558,567,869/54,006,968 shares)* ....          $10.34
                                                                 ======
Net Asset Value and offering price per share
  of Class C shares ($36,289,866/3,497,034 shares)* ...          $10.38
                                                                 ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
 ($883,275,860/84,512,635 shares) .....................          $10.45
                                                                 ======
-----------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1997

INVESTMENT INCOME
Dividends, net of foreign taxes of $429,595 .............................      $ 24,269,765
Interest (Note 1) .......................................................         3,263,149
                                                                               ------------
                                                                                 27,532,914
EXPENSES
Management fee (Note 2) .................................................         5,717,422
Transfer agent and shareholder services (Note 2) ........................         1,961,540
Service fee - Class A (Note 4) ..........................................           756,224
Distribution and service fees - Class B (Note 4) ........................         4,460,868
Distribution and service fees - Class C (Note 4) ........................           320,933
Custodian fee ...........................................................           300,298
Reports to shareholders .................................................           150,033
Registration fees .......................................................           131,030
Trustees' fees (Note 2) .................................................            30,714
Audit fee ...............................................................            27,223
Legal fees ..............................................................            10,551
Miscellaneous ...........................................................            54,103
                                                                               ------------
                                                                                 13,920,939
                                                                               ------------
Net investment income ...................................................        13,611,975
                                                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) ........................       233,740,026
Net unrealized appreciation of investments ..............................       153,903,428
                                                                               ------------
Net gain on investments .................................................       387,643,454
                                                                               ------------
Net increase in net assets resulting from operations ....................      $401,255,429
                                                                               ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              YEARS ENDED DECEMBER 31
                                           ------------------------------
                                                 1996               1997
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:

Net investment income ..................   $   14,467,750     $   13,611,975
Net realized gain on investments .......      240,753,684        233,740,026
Net unrealized appreciation
  (depreciation) of investments ........      (18,848,278)       153,903,428
                                           --------------     --------------
Net increase resulting from
  operations ...........................      236,373,156        401,255,429
                                           --------------     --------------
Dividends from net investment income:
  Class A ..............................       (2,367,239)        (2,789,737)
  Class B ..............................       (1,492,489)          (870,683)
  Class C ..............................         (139,420)           (52,743)
  Class S ..............................      (11,670,468)        (9,898,812)
                                           --------------     --------------
                                              (15,669,616)       (13,611,975)
                                           --------------     --------------
Distributions from net realized gains:
  Class A ..............................      (38,241,853)       (37,498,390)
  Class B ..............................      (54,345,452)       (56,883,383)
  Class C ..............................       (4,419,675)        (3,712,939)
  Class S ..............................     (144,043,972)       (96,107,440)
                                           --------------     --------------
                                             (241,050,952)      (194,202,152)
                                           --------------     --------------
Distribution in excess of net realized
 gains:
  Class A ..............................         (151,663)        --
  Class B ..............................         (215,528)        --
  Class C ..............................          (17,528)        --
  Class S ..............................         (571,263)        --
                                           --------------     --------------
                                                 (955,982)        --
                                           --------------     --------------
Net increase from fund share
  transactions (Note 5) ................      292,610,905        306,531,257
                                           --------------     --------------
Total increase in net assets............      271,307,511        499,972,559
Net Assets
Beginning of year ......................    1,074,612,564      1,345,920,075
                                           --------------     --------------
End of year ............................   $1,345,920,075     $1,845,892,634
                                           ==============     ==============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

NOTE 1

State Street Research Investment Trust (the "Trust"), is a series of State Street Research Master Investment Trust (the "Master Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is presently the only series of the Master Trust.

The investment objective of the Trust is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Trust invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The Trust offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Trust's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Trust in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Trust has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Trust to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1997, the Trust has designated its distributions from net realized gains as $87,537,185 from 20% rate gains and $50,664,876 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Trust may seek additional income by lending portfolio securities to qualified institutions. The Trust will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Trust will bear the loss. At December 31, 1997, the value of the securities loaned and the value of collateral were $71,241,423 and $74,267,129, respectively. During the year ended December 31, 1997, income from securities lending amounted to $3,440 and is included in interest income.

NOTE 2
Prior to August 18, 1997, the Adviser received an annual fee equal to 0.50% of the average net assets up to and including $200,000,000, 0.375% of the average net assets in excess of $200,000,000 up to and including $300,000,000, 0.30% of the average net assets in excess of $300,000,000 up to and including $500,000,000, and 0.25% of the average net assets in excess of $500,000,000. Effective August 18, 1997 and continuing for a period of one year, the management fee is equal to 0.41% of average daily net assets on an annualized basis. Beginning on August 18, 1998 and continuing thereafter, the management fee will be equal to 0.55% annually on average net assets up to $500,000,000, 0.50% annually of the next $500,000,000 in average net assets, and 0.45% annually of average net assets in excess of $1,000,000,000. In consideration of these fees, the Adviser furnishes the Trust with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $5,717,422.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Trust such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Trust. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended December 31, 1997, the amount of such shareholder servicing and account maintenance expenses was $502,952.

The fees of the Trustees not currently affiliated with the Adviser amounted to $30,714 during the year ended December 31, 1997.

NOTE 3
For the year ended December 31, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,225,130,872 and $1,190,967,338, respectively.

NOTE 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Trust pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Trust pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $756,224, $4,460,868 and $320,933 for Class A, Class B and Class C shares, respectively.

The Trust has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $382,856 and $2,313,586, respectively, on sales of Class A shares of the Trust during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $4,914,177 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $612,487 and $3,122 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                        YEARS ENDED DECEMBER 31
                                 ----------------------------------------------------------------------
                                                1996                                1997
                                 ----------------------------------  ----------------------------------
CLASS A                              SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................       8,496,436      $  85,083,629       11,892,218       $125,284,553
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       4,105,073         37,233,009        3,437,670         36,542,436
  Dividends from net investment
    income ....................         238,083          2,245,230          269,405          2,789,580
Shares redeemed ...............      (2,981,620)       (29,917,407)      (4,933,408)       (51,867,529)
                                     ----------      -------------       ----------       ------------
Net increase ..................       9,857,972      $  94,644,461       10,665,885       $112,749,040
                                     ==========      =============       ==========       ============


CLASS B                              SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................      11,730,491      $ 117,507,067       19,674,761       $206,270,802
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       5,847,959         52,807,070        5,211,853         54,985,047
  Dividends from net investment
    income ....................         153,378          1,415,675           79,052            792,716
Shares redeemed ...............      (2,861,202)       (28,467,433)      (5,930,757)       (62,779,979)
                                     ----------      -------------       ----------       ------------
Net increase ..................      14,870,626       $143,262,379       19,034,909       $199,268,586
                                     ==========       ============       ==========       ============


CLASS C (FORMERLY CLASS D)           SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................         910,947       $  9,099,923        1,100,245      $  11,484,215
Issued upon reinvestment of:
  Distributions from net
    realized gains ............         466,008          4,217,370          334,491          3,539,567
  Dividends from net investment
    income ....................          13,599            126,917            3,760             37,536
Shares redeemed ...............        (397,252)        (3,972,443)        (775,363)        (8,173,619)
                                     ----------       ------------       ----------       ------------
Net increase ..................         993,302       $  9,471,767          663,133       $  6,887,699
                                     ==========       ============       ==========       ============


CLASS S (FORMERLY CLASS C)           SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................       1,551,667       $ 15,248,056        1,718,321       $ 18,233,635
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       8,570,372         78,065,167        5,286,697         56,461,922
  Dividends from net investment
    income ....................         468,693          4,537,303          361,083          3,744,987
Shares redeemed ...............      (5,305,991)       (52,618,228)      (8,574,756)       (90,814,612)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) .......       5,284,741       $ 45,232,298       (1,208,655)      $(12,374,068)
                                     ==========       ============       ==========       ============

STATE STREET RESEARCH INVESTMENT TRUST

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                     Class A
                                              -------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                              ------------------------------------------------------------------------------------
                                                    1993(2)          1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              8.75             8.69             7.74             9.16             9.07
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.10             0.11             0.14             0.12             0.10
  Net realized and unrealized gain (loss) on
    investments ($)                                 0.81            (0.44)            2.39             1.80             2.54
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.91            (0.33)            2.53             1.92             2.64
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.13)           (0.12)           (0.13)           (0.13)           (0.10)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.97)           (0.62)           (1.11)           (2.01)           (1.30)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.69             7.74             9.16             9.07            10.41
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                10.53(5)         (3.84)           32.85            21.03            28.91
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           75,259           92,137          135,676          223,868          367,759
Ratio of operating expenses to average net
  assets (%)                                        0.75(6)          0.89             0.78             0.75             0.76
Ratio of net investment income to average
  net assets (%)                                    1.27(6)          1.26             1.54             1.17             0.90
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515

                                                                                     Class B
                                              -------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                              ------------------------------------------------------------------------------------
                                                    1993(3)          1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.15             8.66             7.72             9.13             9.03
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.06             0.06             0.07             0.04             0.02
  Net realized and unrealized gain (loss) on
    investments ($)                                 0.39            (0.44)            2.38             1.80             2.51
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.45            (0.38)            2.45             1.84             2.53
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.10)           (0.06)           (0.06)           (0.06)           (0.02)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.94)           (0.56)           (1.04)           (1.94)           (1.22)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.66             7.72             9.13             9.03            10.34
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                 4.95(5)         (4.43)           31.86            20.15            27.80
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           73,110          113,301          183,446          315,766          558,568
Ratio of operating expenses to average net
  assets (%)                                        1.51(6)          1.64             1.53             1.50             1.51
Ratio of net investment income to average
  net assets (%)                                    0.48(6)          0.51             0.79             0.41             0.15
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515

-----------------------------------------------------------------------------------------------------------------------------------

(1)Per-share figures have been calculated using the average shares method.
(2)February 17, 1993 (commencement of share class designations) to December 31, 1993.
(3)March 15, 1993 (commencement of share class designations) to December
   31, 1993.
(4)Does not reflect any front-end or contingent deferred sales charges.
(5)Not annualized.
(6)Annualized.
(7)Average commission rate per share paid by the Trust for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

                                                                           Class C (Formerly Class D)
                                             --------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                             -------------------------------------------------------------------------------------
                                                    1993(3)          1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.15             8.68             7.74             9.15             9.05
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.06             0.05             0.07             0.04             0.02
  Net realized and unrealized gain (loss)
    on investments ($)                              0.40            (0.43)            2.38             1.79             2.53
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.46            (0.38)            2.45             1.83             2.55
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.09)           (0.06)           (0.06)           (0.05)           (0.02)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.93)           (0.56)           (1.04)           (1.93)           (1.22)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.68             7.74             9.15             9.05            10.38
                                                   =====            =====            =====            =====            =====

Total return(4) (%)                                 5.10(5)         (4.45)           31.75            20.09            27.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            9,729           11,707           16,841           25,658           36,290
Ratio of operating expenses to average net
  assets (%)                                        1.51(6)          1.64             1.53             1.50             1.51
Ratio of net investment income to average
  net assets (%)                                    0.51(6)          0.51             0.79             0.42             0.15
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515

                                                                           Class S (Formerly Class C)
                                             --------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                             -------------------------------------------------------------------------------------
                                                    1993             1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              8.80             8.70             7.76             9.18             9.11
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.15             0.13             0.16             0.14             0.12
  Net realized and unrealized gain (loss)
    on investments ($)                              0.74            (0.43)            2.39             1.82             2.54
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.89            (0.30)            2.55             1.96             2.66
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.15)           (0.14)           (0.15)           (0.15)           (0.12)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.99)           (0.64)           (1.13)           (2.03)           (1.32)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.70             7.76             9.18             9.11            10.45
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                10.20            (3.47)           33.07            21.48            29.08
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          729,536          627,551          738,649          780,627          883,276
Ratio of operating expenses to average net
  assets (%)                                        0.49             0.65             0.54             0.50             0.51
Ratio of net investment income to average
  net assets (%)                                    1.63             1.54             1.81             1.44             1.17
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515
-----------------------------------------------------------------------------------------------------------------------------------

(1)Per-share figures have been calculated using the average shares method.
(2)February 17, 1993 (commencement of share class designations) to December 31, 1993.
(3)March 15, 1993 (commencement of share class designations) to December
   31, 1993.
(4)Does not reflect any front-end or contingent deferred sales charges.
(5)Not annualized.
(6)Annualized.
(7)Average commission rate per share paid by the Trust for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST AND SHAREHOLDERS OF STATE STREET RESEARCH INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of State Street Research Investment Trust, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Investment Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 9, 1998

STATE STREET RESEARCH INVESTMENT TRUST

--------------------------------------------------------------------------------
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Investment Trust provided shareholders with strong performance during the year. For the 12 months ended December 31, 1997, Class A shares returned +28.91% [without sales charge]. The Trust outperformed the average growth and income fund, which was up 27.14%, according to Lipper Analytical Services. It lagged the S&P 500, which gained 33.35% for the same period.

The core of the Trust's portfolio consists primarily of large companies with global market leadership as well as income-producing securities that offer a potential cushion against stock market volatility.

The Trust's investments in high quality global market leaders accounted for much of its strong performance during the year. A reduction in the Trust's technology holdings was well-timed. Profits were taken and the proceeds reinvested in retail drug and food companies, selected for their relatively stable prospects for revenues and earnings.

Stock selection in the energy sector and an underweighting in utilities stocks resulted in a weak fourth quarter for the Trust. Looking ahead, the manager continues to focus on companies with strong market presence and relatively stable sales and earnings growth potential.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Trust will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. During the period prior to 1990 that shares of the Trust were not offered to the general public, the Trust was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Trust's current continuous public offering. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance.

                          CHANGE IN VALUE OF $10,000
                        BASED ON THE S&P 500 COMPARED
                        TO CHANGE IN VALUE OF $10,000
                         INVESTED IN INVESTMENT TRUST

CLASS A SHARES

                          Average Annual Total Return

         1 year                    5 years                   10 years
         +23.11%                   +15.91%                   +15.18%

            Investment Trust      S&P 500
12/87           9,550            10,000
12/88          10,530            11,660
12/89          13,910            15,340
12/90          13,780            14,870
12/91          17,650            19,390
12/92          18,760            20,860
12/93          20,620            22,990
12/94          19,820            23,260
12/95          26,340            31,990
12/96          31,870            39,330
12/97          41,086            52,448




CLASS B SHARES

                          Average Annual Total Return

         1 year                    5 years                   10 years
         +22.80%                   +15.96%                   +15.31%


        Investment Trust            S&P 500
12/87         10,000                10,000
12/88         11,020                11,660
12/89         14,580                15,340
12/90         14,430                14,870
12/91         18,480                19,390
12/92         19,640                20,860
12/93         21,480                22,960
12/94         20,530                23,260
12/95         27,070                31,990
12/96         32,520                39,330
12/97         41,566                52,448



CLASS C SHARES

                          Average Annual Total Return

         1 year                    5 years                   10 years
         +26.93%                   +16.19%                   +15.32%


            Investment Trust      S&P 500
12/87          10,000            10,000
12/88          11,020            11,660
12/89          14,570            15,340
12/90          14,420            14,870
12/91          18,480            19,390
12/92          19,640            20,860
12/93          21,490            22,960
12/94          20,530            23,260
12/95          27,070            31,990
12/96          32,520            39,330
12/97          41,570            52,448




CLASS S SHARES
                          Average Annual Total Return

         1 year                    5 years                   10 years
         +29.08%                   +17.29%                   +15.86%


        Investment Trust        S&P 500
12/87       10,000               10,000
12/88       11,030               11,660
12/89       14,580               15,340
12/90       14,430               14,870
12/91       18,480               19,390
12/92       19,640               20,860
12/93       21,650               22,960
12/94       20,890               23,260
12/95       27,800               31,990
12/96       33,780               39,330
12/97       43,597               52,448

STATE STREET RESEARCH INVESTMENT TRUST

--------------------------------------------------------------------------------
                   REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Investment Trust ("Trust"), a series of State Street Research Master Investment Trust ("Master Trust"), was convened on august 8, 1997. The results of the Meeting are set forth below.

                                                      VOTES (MILLIONS OF SHARES)
                                                      --------------------------
                                                         FOR         WITHHELD
                                                         ---         --------
1. The following persons were elected as Trustees:
   Steve A. Garban                                       87.8          5.0
   Malcolm T. Hopkins                                    87.8          5.0
   Edward M. Lamont                                      88.5          4.3
   Robert A. Lawrence                                    88.6          4.3
   Dean O. Morton                                        88.6          4.2
   Thomas L. Phillips                                    88.6          4.2
   Toby Rosenblatt                                       88.7          4.2
   Michael S. Scott Morton                               88.6          4.2
   Ralph F. Verni                                        88.5          4.3
   Jeptha H. Wade                                        88.6          4.3

                                                      VOTES (MILLIONS OF SHARES)
                                                     ---------------------------
                                                       FOR    AGAINST   ABSTAIN
PROPOSAL                                               ---    -------   -------
2. The Trust's investment advisory contract was
   amended to increase the managemetn fee and to
   make related changes ............................   61.1     22.1       7.0
3. The Trust's fundamental policy on lending was
   amended to clarify the permissibility of
   securities lending ..............................   70.0     12.1       8.1
4. The Trust's fundamental policies regarding
   diversification of investments were amended .....   73.1      8.6       8.6
5. The selection of Coopers & Lybrnd L.L.P. as
   the Master Trust's independent accountans was
   ratified ........................................   85.6      1.3       6.0

STATE STREET RESEARCH INVESTMENT TRUST

-----------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST
-----------------------------------------------------------------------------------------------------------------------

Fund Information                           Officers                               Trustees

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
INVESTMENT TRUST                           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company                                                                STEVE A. GARBAN
One Financial Center                       DUDLEY F. WADE                         Retired; formerly Senior Vice
Boston, MA 02111                           Vice President                         President for Finance and
                                                                                  Operations and Treasurer, The
DISTRIBUTOR                                JAMES M. WEISS                         Pennsylvania State University
State Street Research                      Vice President
Investment Services, Inc.                                                         MALCOLM T. HOPKINS
One Financial Center                       JOHN T. WILSON                         Former Vice Chairman of the
Boston, MA 02111                           Vice President                         Board and Chief Financial
                                                                                  Officer, St. Regis Corp.
SHAREHOLDER SERVICES                       GERARD P. MAUS
State Street Research                      Treasurer                              EDWARD M. LAMONT
Service Center                                                                    Formerly in banking
P.O. Box 8408                              JOSEPH W. CANAVAN                      (Morgan Guaranty Trust
Boston, MA 02266-8408                      Assistant Treasurer                    Company of New York);
1-800-562-0032                                                                    presently engaged in private
                                           DOUGLAS A. ROMICH                      investments and civic affairs
CUSTODIAN                                  Assistant Treasurer
State Street Bank and                                                             ROBERT A. LAWRENCE
Trust Company                              FRANCIS J. MCNAMARA, III               Associate, Saltonstall & Co.
225 Franklin Street                        Secretary and General Counsel
Boston, MA 02110                                                                  DEAN O. MORTON
                                           DARMAN A. WING                         Retired; formerly Executive
LEGAL COUNSEL                              Assistant Secretary and                Vice President, Chief
MINTZ, LEVIN, COHN, FERRIS,                Assistant General Counsel              Operating Officer and Director,
Mintz, Levin, Cohn, Ferris,                                                       Hewlett-Packard Company
Glovsky and Popeo, P.C.                    AMY L. SIMMONS
One Financial Center                       Assistant Secretary                    THOMAS L. PHILLIPS
Boston, MA 02111                                                                  Retired; formerly Chairman of
                                                                                  the Board and Chief Executive
INDEPENDENT ACCOUNTANTS                                                           Officer, Raytheon Company
Coopers & Lybrand L.L.P.
One Post Office Square                                                            TOBY ROSENBLATT
Boston, MA 02109                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                                                  JEPTHA H. WADE
                                                                                  Retired; formerly Of Counsel,
                                                                                  Choate, Hall & Stewart


                                                               -----------------
STATE STREET RESEARCH INVESTMENT TRUST                             Bulk Rate
One Financial Center                                             U.S. Postage
Boston, MA 02111                                                     PAID
                                                                 Randolph, MA
                                                                Permit No. 600
                                                               -----------------







QUESTIONS? COMMENTS?

Call us at 1-800-562-0032

Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

E-mail us at:
     info@ssrfunds.com


[Graphic Omitted] STATE STREET RESEARCH


This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Investment Trust prospectus. When used after March 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4101-970820(0998)SSR-LD                           IT-751D-298IBS